Exhibit 13.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 20-F of Battle Mountain Gold Inc. (the “Company”) for the year ended October 31, 2014, as filed with the Securities and Exchange Commission on the date hereof, I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.       The annual report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.       The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 25, 2015

“Chet Idziszek”
Chet Idziszek
President and Chief Executive Officer

E-13.1